UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 26, 2023

(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33145	36-2257936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Colorado Boulevard, Denton, Texas		76210
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (940) 898-7500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SBH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointments of Certain Officers; Compensatory Arrangements of Certain Officers

On January 26, 2023, Sally Beauty Holdings, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).  Messrs. Marshall Eisenberg, Robert McMaster, John Miller and Edward Rabin retired from the Company’s Board of Directors at the end of the Annual Meeting, having completed their respective terms.

Item 7.01. Regulation FD Disclosure

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 107,042,649 and each share of common stock was entitled to one vote.  The holders of 99,317,465 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)	the election of nine directors to the Board of Directors to hold office until the 2024 Annual Meeting of Stockholders;
(ii) (iii)

the approval of an advisory (non-binding) resolution regarding the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation;

the expression of the views of the stockholders on how frequently advisory votes on executive compensation, such as

Proposal 2, will occur; and

(iv)	the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.

The voting results reported below are final.

Proposal 1 – Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2024 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Rachel R. Bishop	94,106,724	1,651,816	21,480	3,537,445
Jeffrey Boyer	95,509,686	244,387	25,947	3,537,445
Diana S. Ferguson	95,004,769	752,510	22,741	3,537,445
Dorlisa K. Flur	95,254,483	503,869	21,668	3,537,445
James M. Head	95,369,228	385,472	25,320	3,537,445
Linda Heasley	95,402,606	352,546	24,868	3,537,445
Lawrence “Chip” Molloy	94,029,911	1,725,245	24,864	3,537,445
Erin Nealy Cox	95,317,370	439,807	22,843	3,537,445
Denise Paulonis	95,569,552	187,033	23,435	3,537,445

Proposal 2 – Approval of Non-Binding Resolution Regarding Executive Officer Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
92,874,033	2,690,746	215,241	3,537,445

Proposal 3 – Advisory Vote on Frequency of Advisory Votes on Executive Compensation

The Stockholders indicated a preference that advisory votes on executive compensation, such as Proposal 2, occur every 1 year.  The results of the advisory vote were as follows:

1 Year	2 Year	3 Year	Abstain
93,378,657	47,763	2,283,827	69,773

In accordance with the results of this vote, the Board of Directors determined to implement an advisory vote on executive compensation every year until the next required vote on the frequency of shareholder votes on the compensation of executives, which is scheduled to occur at the 2029 Annual Meeting.

Proposal 4 – Ratification of Selection of Auditors

The Board of Directors’ selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year was ratified.  The results of the ratification were as follows:

For	Against	Abstain
98,363,532	927,813	26,120

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 31, 2023	By:	/s/ Denise Paulonis
Name: Denise Paulonis
Title: President and Chief Executive Officer